UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8–K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 16, 2008
ACCESS PLANS USA, INC.
(Name of business issuer in its Charter)

OKLAHOMA	001-15667	73-1494382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4929 West Royal Lane, Suite 200
Irving, Texas 75063
(Address of principal executive offices)
(866) 578-1665
(Issuer’s telephone number)
n/a
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of registrant under any of the following provisions (See General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ACCESS PLANS USA, INC.
Fork 8-K
Current Report
Table of Contents

Item 7.01 Regulation FD Disclosure	3
Item 9.01 Exhibits	3
Signature	4

Item 7.01 Regulation FD Disclosure
Access Plans USA Inc. will make a presentation at a conference hosted by RENN Capital Group, Inc. on May 16, 2008. A copy of the presentation is furnished herewith as Exhibit 99.1 and is incorporated in this Item 7.01 by reference. The information contained herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01 Exhibits
Exhibit 99.1: Presentation to be made at conference on May 16, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECIS, INC.
By:	/s/ IAN R. STUART
Ian R. Stuart
Interim President and Chief Executive Officer

Dated: May 16, 2008

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